POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 L. David Carley

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Daniel A. Doyle, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of First Mortgage Bonds to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the First Mortgage Bonds under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 22nd day of June, 1995.

                                      /s/ L. David Carley
                                      L. David Carley

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Rockne G. Flowers

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Daniel A. Doyle, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of First Mortgage Bonds to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the First Mortgage Bonds under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 22nd day of June, 1995.

                                      /s/ Rockne G. Flowers
                                      Rockne G. Flowers

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                               Donald R. Haldeman

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Daniel A. Doyle, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of First Mortgage Bonds to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the First Mortgage Bonds under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 22nd day of June, 1995.

                                      /s/ Donald R. Haldeman
                                      Donald R. Haldeman

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                               Katharine C. Lyall

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Daniel A. Doyle, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of First Mortgage Bonds to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the First Mortgage Bonds under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 22nd day of June, 1995.

                                      /s/ Katharine C. Lyall
                                      Katharine C. Lyall

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Arnold M. Nemirow

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Daniel A. Doyle, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of First Mortgage Bonds to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the First Mortgage Bonds under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 22nd day of June, 1995.

                                      /s/ Arnold M. Nemirow
                                      Arnold M. Nemirow

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Milton E. Neshek

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Daniel A. Doyle, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of First Mortgage Bonds to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the First Mortgage Bonds under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 22nd day of June, 1995.

                                      /s/ Milton E. Neshek
                                      Milton E. Neshek

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Henry C. Prange

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Daniel A. Doyle, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of First Mortgage Bonds to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the First Mortgage Bonds under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 22nd day of June, 1995.

                                      /s/ Henry C. Prange
                                      Henry C. Prange

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Judith D. Pyle

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Daniel A. Doyle, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of First Mortgage Bonds to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the First Mortgage Bonds under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 22nd day of June, 1995.

                                      /s/ Judith D. Pyle
                                      Judith D. Pyle

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                               Carol T. Toussaint

   hereby constitute and appoint Erroll B. Davis, Jr., William D. Harvey, and Daniel A. Doyle, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of First Mortgage Bonds to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the First Mortgage Bonds under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 22nd day of June, 1995.

                                      /s/ Carol T. Toussaint
                                      Carol T. Toussaint